                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-852

                             FPA PARAMOUNT FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period:  SEPTEMBER 30, 2003

Item 1.           Report to Stockholders.

FPA PARAMOUNT FUND, INC.

ANNUAL REPORT

SEPTEMBER 30, 2003

[FP LOGO]
DISTRIBUTOR

FPA FUND DISTRIBUTORS INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

38867

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     The 1990's "go-go" attitude of business excess and questionable ethics appears to have spread to the investment management industry. It is with dismay and sadness that we have witnessed a broad cross section of mutual fund companies violating their investors' trust. At First Pacific Advisors, the Adviser to FPA Paramount, we have always placed the interest of our clients and shareholders first, even if this put us out of step with the rest of the industry. Let me cite two examples. We have sought to discourage market timers and trading in our open-end mutual funds by instituting redemption fees and deferred sales charges on purchases held for less than 90 days and by refusing to accept orders from brokers or financial planners with a past record of short-term trading. We have on several occasions closed mutual funds and institutional products to new investors when we felt unable to deploy additional funds effectively, placing the returns of our investors ahead of asset growth for the firm.

     We view our shareholders and clients as our partners, and we can assure you that the protection and growth of your assets will continue to be paramount in our thinking. We thank you for the trust you have placed in us. (A fuller discussion of this topic appears on our website at www.fpafunds.com.)

     As is often the case, the stock market has paid little attention to the caution we felt over the past several months and has continued to advance strongly. In addition, it has become increasingly clear that the market's climb is being led by smaller and more speculative companies. From the March lows to late October, the Nasdaq and Russell 2000 are each up over 50%, while the S&P has advanced "only" 32%. The best performing stocks have been those with the lowest stock prices, the smallest market caps and the least earnings.

     One consequence of this increasingly frothy environment is that it has become more and more difficult to find attractively priced stocks for the Paramount portfolio. As a result, cash levels are now approaching 15%, the highest in almost two years.

     Paramount enjoyed another quarter of excellent performance with a third quarter gain of 9.6%, and a total of 26.9% for the calendar year-to-date period, results which compare well with the benchmark Russell 2500 index. Over the longer periods, Paramount's performance has significantly exceeded that of the benchmark index.

                            PERIODS ENDED SEPTEMBER 30, 2003
                            --------------------------------
                      QUARTER      YTD      ONE YEAR      3 YEARS*
                      -------    -------    --------      --------
Paramount               9.6%       26.9%       32.9%        14.5%
Russell 2500            8.8%       27.2%       35.6%         0.6%
S&P 500                 2.7%       14.7%       24.4%       (10.1)%
Nasdaq                 10.1%       33.8%       52.5%       (21.3)%

* Annualized

     Although Paramount has not owned many bank stocks in recent years, we are willing to own more if they have the right characteristics. What we seek is high returns on capital, strong balance sheet and credit quality, low costs, and the ability to generate internal growth.

     One bank which has combined all of these attributes is NORTH FORK
BANCORPORATION:

   - INDUSTRY LEADING RETURNS on assets (2%) and equity (25%). These ratios are about 50% better than the average for similar banks.

   - PRISTINE CREDIT QUALITY. Loan charge-offs of about 10 bp annually - the equivalent of one bad loan in every 1000 made. The average for other banks is about five times higher.

   - LOW-COST OPERATION. North Fork's efficiency ratio, a measure which compares expenses to income, is in the low 30's, compared to mid-50's for the average bank.

   - REINVESTMENT OPPORTUNITIES. North Fork has been able to grow loans and deposits at double digit rates by opening branches and gaining market share among its retail and small business customer base.

     North Fork operates in the New York metropolitan area, with 175 branches, and about $20 billion in assets. Though $20 billion is a substantial bank, North Fork is small by New York standards. It has only 3% of a $400 billion+ size market dominated by Citigroup and Morgan Chase with a 65% combined market share and $2 trillion in assets.

     We typically prefer companies with leading market shares. In this case, however, the market leaders are overly large and unresponsive to their customers. They are steadily losing share to North Fork and other more nimble competitors. North Fork is often able to staff its new branches with experienced bankers laid-off or retired early by Citi or Morgan. They bring North Fork years of experience, as well as many loyal customers, and thrive in North Fork's more entrepreneurial environment.

     In recent years, North Fork has concentrated its branch expansion in Manhattan. It has increased deposits there from $1 billion at December, 2000 to $3 billion now, but still has only a 1% share of a $270 billion deposit market. Though immature, its average Manhattan branch has $125 million in deposits, compared with $80 million for its other branches. At maturity, its branches in Manhattan could easily be three times as large as now at $300-400 million each.

     Not surprisingly, North Fork's excellent operating record kept its valuation relatively high for many years, and made us reluctant to establish a position. A 30% decline in the share price, starting in the Summer of 2002, provided us with an opportunity to buy North Fork at a much improved valuation.

     This decline in price, which affected other banks as well, was driven by valid concerns. First, net interest margins were being squeezed, as the rates which banks could earn on their loans and securities investments were declining faster than the rates they paid on their deposits. Second, the market was worried that the recession would significantly increase the losses banks would suffer on their loan portfolios.

     While we recognized that these issues were real, we felt that the decline in net interest margin was likely to be only temporary, as interest rates would not remain at extremely low levels indefinitely. The threat of loan losses was less of a concern, in our opinion, for North Fork than for other banks.
North Fork's business model was based on paying less for deposits and making lower-risk loans. A partial list of types of loans North Fork does NOT make is instructive -- credit card, home equity, sub-prime, syndications, etc.

     In addition, the market's concerns did not point to a permanent reduction in the earnings power or underlying business value of North Fork, or banks in general. Having a long investment horizon, we felt that this decline in price gave us an excellent entry point, and we started to buy North Fork in late 2002, continuing at lower prices into the second quarter of this year. At an average cost of about $32 per share, we paid just 12x trailing earnings. We believe that Paramount shareholders will earn an attractive return on their North Fork investment over a period of several years.

Respectfully submitted,


/s/ Eric S. Ende

Eric S. Ende
President
November 4, 2003

                             HISTORICAL PERFORMANCE

     CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PARAMOUNT FUND, INC. vs. RUSSELL 2500 INDEX AND LIPPER SMALL-CAP VALUE FUND AVERAGE FROM OCTOBER 1, 1993 TO SEPTEMBER 30, 2003

[CHART]

                                          9/30/93    9/30/94    9/30/95    9/30/96    9/30/97    9/30/98    9/30/99    9/30/00
                                          -------    -------    -------    -------    -------    -------    -------    -------
FPA Paramount Fund, Inc.                    9,350     11,378     12,642     15,224     17,918     13,482     12,566      9,836
FPA Paramount Fund, Inc. (NAV)             10,000     12,169     13,521     16,282     19,164     14,419     13,440     10,519
Lipper Mid-Cap Core Fund Average           10,000     11,197     13,436     15,855     20,299     18,438     21,744     30,217
Russell 2500 Index                         10,000     10,291     12,912     14,957     20,089     16,791     20,448     26,486

                                           9/30/01    9/30/02    9/30/03
                                           -------    -------    -------
FPA Paramount Fund, Inc.                    10,928     11,106     14,760
FPA Paramount Fund, Inc. (NAV)              11,688     11,879     15,786
Lipper Mid-Cap Core Fund Average            23,763     21,581     27,180
Russell 2500 Index                          21,514     19,912     26,994

                                          AVERAGE ANNUAL TOTAL RETURN
FPA PARAMOUNT INC.                       YEARS ENDED SEPTEMBER 30, 2003
------------------------------------------------------------------------
                                       1 YEAR       5 YEARS     10 YEARS
                                       ---------------------------------
At Net Asset Value                      32.88%       1.83%        4.67%
With Maximum 5.25% Sales Charge         25.90%       0.73%        4.11%

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $14,760 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $15,786. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions. The current portfolio managers, Eric S. Ende and Steven R. Geist, have been primarily responsible for the management of the portfolio since April 1, 2000.

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2003
                                   (Unaudited)

                                                             SHARES
                                                           ----------
NET PURCHASES

COMMON STOCKS
Brown & Brown, Inc. (1)                                        40,000
Cal Dive International, Inc.                                   62,600
CarMax, Inc.                                                   10,000
Charles River Laboratories International, Inc.(1)              33,100
Cognex Corporation                                              5,000
Noble Corporation                                              32,000
North Fork Bancorporation, Inc.                                45,000
Office Depot, Inc.                                             40,000
Renal Care Group, Inc.                                         25,000
Tidewater Inc.                                                 25,000

NET SALES

COMMON STOCKS
Advanced Fibre Communications, Inc.                            42,500
Carnival Corporation                                           90,000
Clayton Homes, Inc.(2)                                        210,000
Donaldson Company, Inc.(2)                                     22,000
Graco Inc.                                                     10,600
Knight Transportation, Inc.                                    25,500
Landauer, Inc.                                                 14,500
Manitowoc Company, Inc., The (2)                               62,500
SanDisk Corporation                                           155,000
Zebra Technologies Corporation                                  3,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2003

COMMON STOCKS                                       SHARES             VALUE
--------------------------------------------    ---------------    ---------------
PRODUCER DURABLE GOODS -- 14.9%
Cognex Corporation                                      125,000    $     3,286,250
Crane Co.                                               104,000          2,434,640
Denison International plc (ADR)*                        110,000          2,241,800
Graco Inc.                                               81,000          3,041,550
IDEX Corporation                                         70,500          2,569,020
Zebra Technologies Corporation (Class A)*                54,000          2,784,780
                                                                   ---------------
                                                                   $    16,358,040
                                                                   ---------------
TECHNOLOGY -- 12.8%
Advanced Fibre Communication, Inc.*                     127,500    $     2,673,675
KEMET Corporation*                                       80,000          1,019,200
Plantronics, Inc.*                                       95,000          2,267,650
SanDisk Corporation*                                    105,000          6,692,700
TriQuint Semiconductor, Inc.*                           248,746          1,392,978
                                                                   ---------------
                                                                   $    14,046,203
                                                                   ---------------
ENERGY -- 10.3%
Cal Dive International, Inc.*                           195,000    $     3,790,800
Noble Corporation*                                      120,000          4,078,800
Tidewater Inc.                                          120,000          3,396,000
                                                                   ---------------
                                                                   $    11,265,600
                                                                   ---------------
BUSINESS SERVICES & SUPPLIES -- 8.9%
Charles River Laboratories International, Inc.           33,100    $     1,015,839
HON INDUSTRIES Inc.                                      80,000          2,956,800
Manpower Inc.                                            65,000          2,411,500
Office Depot, Inc.*                                     240,000          3,372,000
                                                                   ---------------
                                                                   $     9,756,139
                                                                   ---------------
HEALTH CARE -- 8.6%
Landauer, Inc.                                            4,500    $       159,435
Lincare Holdings Inc.*                                   90,000          3,298,500
Ocular Sciences, Inc.*                                  123,000          2,740,440
Renal Care Group, Inc.*                                  95,000          3,244,250
                                                                   ---------------
                                                                   $     9,442,625
                                                                   ---------------
RETAILING -- 7.3%
CarMax, Inc.*                                           109,996    $     3,592,469
O'Reilly Automotive, Inc.*                              120,600          4,434,462
                                                                   ---------------
                                                                   $     8,026,931
                                                                   ---------------

                                                                   SHARES OR
                                                                   PRINCIPAL
COMMON STOCKS -- CONTINUED                                          AMOUNT             VALUE
--------------------------------------------------------        ---------------     --------------
DISTRIBUTION -- 6.0%
Black Box Corporation                                                    60,000     $     2,388,600
ScanSource, Inc.*                                                       115,000           4,202,100
                                                                                    ---------------
                                                                                    $     6,590,700
                                                                                    ---------------
BANKING -- 5.8%
National Commerce Financial Corporation                                 115,000     $     2,861,200
North Fork Bancorporation, Inc.                                         100,000           3,475,000
                                                                                    ---------------
                                                                                    $     6,336,200
                                                                                    ---------------
ENTERTAINMENT -- 4.1%
CEC Entertainment, Inc.*                                                 40,000     $     1,568,000
Carnival Corporation                                                     90,000           2,960,100
                                                                                    ---------------
                                                                                    $     4,528,100
                                                                                    ---------------
MATERIALS -- 3.1%
Engelhard Corporation                                                    90,000     $     2,490,300
OM Group, Inc.*                                                          60,000             878,400
                                                                                    ---------------
                                                                                    $     3,368,700
                                                                                    ---------------
INSURANCE -- 1.1%
Brown & Brown, Inc.                                                      40,000     $     1,231,200
                                                                                    ---------------
TRANSPORTATION -- 0.3%
Knight Transportation, Inc.*                                             10,500     $       263,235
                                                                                    ---------------
TOTAL COMMON STOCKS-- 83.2% (Cost $72,011,353)                                      $    91,213,673
                                                                                    ---------------
SHORT-TERM INVESTMENTS -- 18.2%
Short-term Corporate Notes:
Toyota Motor Credit Corporation --0.85% 10/01/03                $     2,549,000     $     2,549,000
General Electric Capital Services Corporation --1.06% 10/06/03        3,000,000           2,999,558
Toyota Motor Credit Corporation --1.03% 10/06/03                      2,009,000           2,008,713
Toyota Motor Credit Corporation --1.00% 10/14/03                      3,000,000           2,998,917
General Electric Capital Corporation --1.04% 10/16/03                 3,772,000           3,770,365
ChevronTexaco Funding Corporation --1.01% 10/27/03                    5,684,000           5,679,854
                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $20,006,407)                                     $    20,006,407
                                                                                    ---------------
TOTAL INVESTMENTS -- 101.4% (Cost $92,017,760)                                      $   111,220,080
Other assets and liabilities, net -- (1.4)%                                              (1,581,582)
                                                                                    ---------------
TOTAL NET ASSETS -- 100%                                                            $   109,638,498
                                                                                    ===============

* Non-income producing securities
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2003

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $72,011,353)                             $    91,213,673
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                20,006,407     $   111,220,080
                                                                ---------------
  Cash                                                                                          886
  Receivable for:
    Capital Stock sold                                          $       198,780
    Dividends                                                            27,687             226,467
                                                                ---------------     ---------------
                                                                                    $   111,447,433

LIABILITIES
  Payable for:
    Investment securities purchased                             $     1,252,111
    Capital stock repurchased                                           425,088
    Advisory fees and financial services                                 91,481
    Accrued expenses                                                     34,500
    Other Liabilities                                                     5,755           1,808,935
                                                                ---------------     ---------------

NET ASSETS                                                                          $   109,638,498
                                                                                    ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 10,158,180 shares                               $     2,539,545
  Additional Paid-in Capital                                                            257,443,283
  Accumulated net realized loss on investments                                         (169,546,650)
  Unrealized appreciation of investments                                                 19,202,320
                                                                                    ---------------

NET ASSETS                                                                          $   109,638,498
                                                                                    ===============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                       $         10.79
                                                                                    ===============
  Maximum offering price per share
   (100/94.75 of per share net asset value)                                         $         11.39
                                                                                    ===============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2003

INVESTMENT INCOME
    Interest                                                                           $        84,505
    Dividends                                                                                  519,535
                                                                                       ---------------
                                                                                       $       604,040
EXPENSES
    Advisory fees                                                   $       614,002
    Transfer agent fees and expenses                                        153,479
    Financial services                                                       86,769
    Directors' fees and expenses                                             39,902
    Audit fees                                                               38,600
    Custodian fees and expenses                                              25,988
    Registration fees                                                        25,886
    Reports to shareholders                                                  25,475
    Insurance                                                                 7,078
    Legal fees                                                                1,981
    Other expenses                                                              800
                                                                    ---------------
                                                                    $     1,019,960
    Reimbursement from Investment Adviser                                    (2,266)         1,017,694
                                                                    ---------------    ---------------
          Net investment loss                                                          $      (413,654)
                                                                                       ---------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)    $    19,631,863
    Cost of investment securities sold                                   12,448,818
                                                                    ---------------
        Net realized gain on investments                                               $     7,183,045

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year                    $       743,516
    Unrealized appreciation at end of year                               19,202,320
                                                                    ---------------
      Increase in unrealized appreciation of investments                                    18,458,804
                                                                                       ---------------
          Net realized and unrealized gain on investments                              $    25,641,849
                                                                                       ---------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                      $    25,228,195
                                                                                       ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE YEAR ENDED SEPTEMBER 30,
                                                 ---------------------------------------------------------------------
                                                               2003                                2002
                                                 ---------------------------------   ---------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment loss                            $      (413,654)                    $      (288,180)
  Net realized gain on investments                     7,183,045                           2,451,400
  Change in unrealized
   appreciation (depreciation)
   of investments                                     18,458,804                          (1,756,170)
                                                 ---------------                     ---------------
Increase in net assets
  resulting from operations                                        $    25,228,195                     $       407,050

Distributions to shareholders from
  net investment income                                                         --                            (110,319)

Capital Stock transactions:
  Proceeds from Capital Stock sold               $    31,201,909                     $    50,312,449
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                            --                             100,531
  Cost of Capital Stock repurchased                  (20,983,669)       10,218,240       (43,595,503)        6,817,477
                                                 ---------------   ---------------   ---------------   ---------------
Total increase in net assets                                       $    35,446,435                     $     7,114,208
NET ASSETS
Beginning of year                                                       74,192,063                          67,077,855
                                                                   ---------------                     ---------------
End of year                                                        $   109,638,498                     $    74,192,063
                                                                   ===============                     ===============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                             3,301,409                           5,291,068
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions                                                                 --                              10,439
Shares of Capital Stock repurchased                                     (2,278,134)                         (4,553,713)
                                                                   ---------------                     ---------------
Increase in Capital Stock outstanding                                    1,023,275                             747,794
                                                                   ===============                     ===============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                                     YEAR ENDED SEPTEMBER 30,
                                                             ---------------------------------------------------------------------
                                                                2003           2002           2001          2000           1999
                                                             ----------     ----------     ----------    ----------     ----------
Per share operating performance:
Net asset value at beginning of year                         $     8.12     $     8.00     $     7.33    $     9.46     $    10.24
                                                             ----------     ----------     ----------    ----------     ----------
Income from investment operations:
 Net investment income (loss)                                $    (0.04)    $    (0.03)    $     0.08    $     0.13     $     0.07
 Net realized and unrealized gain (loss)
  on investment securities                                         2.71           0.16           0.72         (2.17)         (0.77)
                                                             ----------     ----------     ----------    ----------     ----------

Total from investment operations                             $     2.67     $     0.13     $     0.80    $    (2.04)    $    (0.70)
                                                             ----------     ----------     ----------    ----------     ----------
Less distributions:
  Dividends from net investment income                               --     $    (0.01)    $    (0.13)   $    (0.09)    $    (0.08)
  Distributions from net realized capital gains                      --             --             --            --             --
                                                             ----------     ----------     ----------    ----------     ----------
  Total distributions                                                --     $    (0.01)    $    (0.13)   $    (0.09)    $    (0.08)
                                                             ----------     ----------     ----------    ----------     ----------
Net asset value at end of year                               $    10.79     $     8.12     $     8.00    $     7.33     $     9.46
                                                             ==========     ==========     ==========    ==========     ==========

Total investment return*                                          32.88%          1.63%         11.11%       (21.73)%        (6.79)%

Ratios/supplemental data:
Net assets at end of year (in $000's)                           109,638         74,192         67,078        73,235        171,220
Ratio of expenses to average net assets:
  Before reimbursement from Investment Adviser                     1.15%          1.18%          1.28%         1.22%          1.03%
  After reimbursement from Investment Adviser                      1.15%          1.17%          1.20%         1.17%          1.03%
Ratio of net investment income (loss) to average net assets:
  Before reimbursement from Investment Adviser                    (0.47)%        (0.34)%         0.84%         1.18%          0.57%
  After reimbursement from Investment Adviser                     (0.47)%        (0.34)%         0.92%         1.22%          0.57%
Portfolio turnover rate                                              17%            14%            16%           76%            21%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2003

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $13,508,743 for the year ended September 30, 2003. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at September 30, 2003 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2003 for federal income tax purposes was $24,478,048 and $5,275,728, respectively. For federal income tax purposes, the Fund currently has accumulated net realized losses in the amount of $169,540,681 which can be carried forward to offset future gains. The ability to carry these losses forward expires as follows:
$97,085,102 in 2007; $1,128,157 in 2008; and $71,327,422 in 2009. During the
year ended September 30, 2003, the Fund reclassified $704,065 from accumulated net loss to additional paid in capital to align financial reporting with tax reporting.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. For the year ended September 30, 2003, the Adviser reduced its fee by $2,266 to reimburse the Fund for expenses in excess of this limit.

     For the year ended September 30, 2003, the Fund paid aggregate fees, excluding expenses, of $38,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 2003, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $50,186 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                          INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PARAMOUNT FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2003, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of FPA Paramount Fund, Inc., for the year ended September 30, 2002 and financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated November 12, 2002, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 2003 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2003, and the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Los Angeles, California
November 3, 2003

                        DIRECTOR AND OFFICER INFORMATION
                                  (Unaudited)

                                   POSITION(S)                                                 PORTFOLIOS IN
                                    WITH FUND/                PRINCIPAL OCCUPATION(S)          FUND COMPLEX
    NAME, AGE & ADDRESS            YEARS SERVED               DURING THE PAST 5 YEARS            OVERSEEN      OTHER DIRECTORSHIPS
    -------------------            ------------               -----------------------          -------------   -------------------
Willard H. Altman, Jr. - (68)    Director*            Retired. Formerly, until 1995, Partner        6
11400 W. Olympic Blvd., #1200    Years Served:  1     of Ernst & Young LLP, a public
Los Angeles, CA 90064                                 accounting firm.

Leonard Mautner - (86)           Director*            President, Leonard Mautner Associates;        2
11400 W. Olympic Blvd., #1200    Years Served: 22     and General Partner, Goodman &
Los Angeles, CA 90064                                 Mautner Ltd.

John H. Rubel - (83)             Director*            President, John H. Rubel and                  1
11400 W. Olympic Blvd., #1200    Years Served: 25     Associates, Inc.
Los Angeles, CA 90064

John P. Shelton (83)
11400 W. Olympic Blvd., #1200    Director*            Professor Emeritus at UCLA Graduate           1          Genisco Systems, Inc.
Los Angeles, CA 90064            Years Served: 26     School of Management.

Eric S. Ende - (59)              Director*            Senior Vice President of the Adviser.         3
11400 W. Olympic Blvd., #1200    President &
Los Angeles, CA 90064            Portfolio
                                 Manager
                                 Years Served:  3

Steven R. Geist (49)             Executive Vice       Vice President of the Adviser.
11400 W. Olympic Blvd., #1200    President &
Los Angeles, CA 90064            Portfolio
                                 Manager
                                 Years Served:  3

J. Richard Atwood - (43)         Treasurer            Principal and Chief Operating Officer                    First Pacific
11400 W. Olympic Blvd., #1200    Years Served:  6     of the Adviser. President and Chief                      Advisors, Inc. and
Los Angeles, CA 90064                                 Executive Officer of FPA Fund                            FPA Fund
                                                      Distributors, Inc.                                       Distributors, Inc.

Sherry Sasaki - (48)             Secretary            Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200    Years Served: 21     of the Adviser and of FPA Fund
Los Angeles, CA 90064                                 Distributors, Inc.

Christopher H. Thomas - (46)     Assistant            Vice President and Controller of the                     FPA Fund
11400 W. Olympic Blvd., #1200    Treasurer            Adviser and of FPA Fund Distributors,                    Distributors, Inc.
Los Angeles, CA 90064            Years Served:  8     Inc.

* Directors serve until their resignation, removal or retirement.

                            FPA PARAMOUNT FUND, INC.


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


TICKER SYMBOL: FPRAX
CUSIP: 302546106


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

            (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

            (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that independent director, Willard H. Altman, Jr., qualifies as the audit committee financial expert.

Item 4. Principal Accountant Fees and Services. N/A. Item is only applicable for annual reports for the year ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants. N/A. Item is only applicable for annual reports for the year ending on or after January 15, 2004.

Item 6.     Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8.     Reserved.

Item 9.     Controls and Procedures.

(a) The principal executive officer and principal financial officer of FPA Paramount Fund, Inc. ("Fund") have concluded that the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.    Exhibits.

(a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex. 99.CODE ETH.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PARAMOUNT FUND, INC.


By: /s/ ERIC S. ENDE
   ---------------------------------
    Eric S. Ende, President

Date:  December 5, 2003


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA PARAMOUNT FUND, INC.


By: /s/ J. RICHARD ATWOOD
   ---------------------------------
    J. Richard Atwood, Treasurer

Date:  December 5, 2003